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                                                                    EXHIBIT 10.3


                           KING PHARMACEUTICALS, INC.


                                FOURTH AMENDMENT
                                ----------------
                          dated as of October 24, 2000

                                     to the

                      AMENDED AND RESTATED CREDIT AGREEMENT
                      -------------------------------------
                          dated as of December 22, 1998
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                           FOURTH AMENDMENT dated as of October 24, 2000 (this
                   "Amendment"), to the Amended and Restated Credit Agreement (the "Credit Agreement") dated as of February 27, 1998, as amended and restated as of December 22, 1998, as further amended pursuant to a Second Amendment dated as of July 7, 2000 and a Third Amendment dated as of September 28, 2000, among KING PHARMACEUTICALS, INC., a Tennessee corporation (the "Borrower"); the lenders party thereto (the "Lenders"); and CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York Branch as administrative agent (in such capacity, the "Administrative Agent"), as collateral agent (in such capacity, the "Collateral Agent") and as swingline lender (in such capacity, the "Swingline Lender") for the Lenders; First Union National Bank, as issuing bank (in such capacity, the "Issuing Bank") for the Lenders; and First Union National Bank and NationsBank, N.A., as syndication agents (in such capacity, the "Syndication Agents" and, together with the Administrative Agent and the Collateral Agent, the "Agents") for the Lenders.

         The Borrower has requested that the Lenders amend certain provisions of the Credit Agreement to permit the Borrower to (i) eliminate the requirement that certain repayments of Revolving Loans (such term and each other capitalized term used and not otherwise defined herein having the meaning assigned to it in
Section 1.01 of the Credit Agreement as amended hereby) result in a commensurate reduction of the Revolving Credit Commitments and (ii) repurchase or redeem up to $60,000,000 aggregate principal amount of its 10-3/4% Senior Subordinated Notes due 2009. The Lenders are willing so to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

         Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Amendment of Credit Agreement. The Credit Agreement is hereby amended, effective as of the Amendment Effective Date, as follows:

         (a) Amendment of Section 2.09(c). Section 2.09(c) of the Credit Agreement is hereby amended by adding the following proviso at the end of such
Section:

                  "; provided that no reductions in the Revolving Credit Commitments shall be required pursuant to this Section 2.09(c) as a result of any such prepayment or cash collateralization made on or after October 24, 2000."

         (b) Amendments to Section 6.15. Clause (a) of Section 6.15 of the Credit Agreement is hereby amended as follows:

                  (i) The word "and" immediately preceding clause (B) is deleted and replaced with a comma.
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                   (ii) The word "or" immediately following the words
                   "Additional Securities" is deleted and replaced with the phrase ", (C) the repurchase or redemption of up to $60,000,000 aggregate principal amount of the Borrower's 10-3/4% Senior Subordinated Notes Due 2009 or (D) ".

         SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Lenders, the Administrative Agent and the Collateral Agent that, as of the Amendment Effective Date:

         (a) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

         (b) After giving effect to the agreements and waivers herein, no Default or Event of Default has occurred and is continuing.

         SECTION 3. Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") that the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower and the Required Lenders.

         SECTION 4. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

         SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.
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         SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 7. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                      KING PHARMACEUTICALS, INC.


                                      By:      /s/ John M. Gregory
                                               --------------------------------
                                               Name:  John M. Gregory
                                               Title:  Chairman & CEO


                                      CREDIT SUISSE FIRST BOSTON,
                                      individually and as Administrative Agent,
                                      Collateral Agent and Swingline Lender,


                                      By:      /s/ Robert N. Finney
                                               --------------------------------
                                               Name:  Robert N. Finney
                                               Title:  Managing Director

                                      By:      /s/ Vitaly G. Butenko
                                               --------------------------------
                                               Name:  Vitaly G. Butenko
                                               Title:  Asst. Vice President


                                      AMSOUTH BANK


                                      By:      /s/ Jerry C. Greene
                                               --------------------------------
                                               Name:  Jerry C. Greene
                                               Title:  Senior Vice President


                                      BANK OF AMERICA, N.A.


                                      By:      /s/ Joseph L. Corah
                                               --------------------------------
                                               Name:  Joseph L. Corah
                                               Title:  Principal
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                                      BANK POLSKA KASA OPIEKI SA


                                      By:      /s/ Harvey Winter
                                               --------------------------------
                                               Name:  Harvey Winter
                                               Title:  Vice President


                                      FIRST TENNESSEE BANK


                                      By:      /s/ David L. Wagner
                                               --------------------------------
                                               Name:  David L. Wagner
                                               Title:  Community Bank President


                                      FIRST UNION NATIONAL BANK


                                      By:      /s/ Ann M. Dodd
                                               --------------------------------
                                               Name:  Ann M. Dodd
                                               Title:  Senior Vice President


                                      FLEET NATIONAL BANK


                                      By:      /s/ Lori H. Jou
                                               --------------------------------
                                               Name:  Lori H. Jou
                                               Title:  Vice President


                                      NATIONAL BANK OF CANADA


                                      By:      /s/ Jundie Cadiena
                                               --------------------------------
                                               Name:  Jundie Cadiena
                                               Title:  Assistant Vice President

                                      By:      /s/ Alex M. Council IV
                                               --------------------------------
                                               Name:  Alex M. Council IV
                                               Title:  Vice President
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                                      UNION BANK OF CALIFORNIA, N.A.


                                      By:      /s/ Richard P. Degrey
                                               --------------------------------
                                               Name:  Richard P. Degrey
                                               Title:  Vice President